EXHIBIT 10.4
                                    GUARANTY


         In consideration of, and as an inducement for the granting, execution and delivery of the foregoing Lease Agreement, dated October 28, 2005 (the "Lease"), by 3280 PEACHTREE I LLC, landlord therein named ("Landlord", which term shall be deemed to include the named Landlord, its successors and assigns), to AMERICAN TELECONFERENCING SERVICES, LTD., D/B/A PREMIERE GLOBAL SERVICES, tenant therein named ("Tenant", which term shall be deemed to include the named Tenant and its successors and assigns), and in further consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, PREMIERE GLOBAL SERVICES, INC. ("Guarantor", which term shall be deemed to include the named Guarantor and its successors and assigns), does hereby guarantee, absolutely and unconditionally, to Landlord the full and prompt payment of Base Rental, additional rent and all other charges and sums (including, without limitation, Landlord's legal expenses and attorneys' fees and disbursements) payable by Tenant under the Lease, and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant; and Guarantor hereby covenants and agrees to and with Landlord that if an event of default shall at any time be made by Tenant in the payment of any Base Rental, additional rent or other charges and sums, or if Tenant should default in the performance and observance of any of the terms, covenants and conditions contained in the Lease under Article 19 of the Lease, Guarantor shall and will forthwith pay Base Rental, additional rent and all other charges and sums, to Landlord and any arrears thereof, and shall and will forthwith faithfully perform and fulfill all of such terms, covenants and conditions and will forthwith pay to Landlord all damages that may arise in consequence of any such event of default by Tenant under the Lease, including, without limitation, all reasonable attorneys' fees and disbursements actually incurred by Landlord or caused by any such default or the enforcement of this Guaranty.

         This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and of performance. The liability of Guarantor is co-extensive with that of Tenant and also joint and several and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant and without the necessity of any notice of non-payment, non-performance or non-observance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved by Landlord pursuant to the terms, covenants and conditions of the Lease, or (b) any non-liability of Tenant under the Lease, whether by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of Tenant.

         This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by reason of (a) any assignment, renewal, modification, amendment or extension of the Lease, or (b) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease by Landlord and Tenant, or (c) any extension of time that may be granted by Landlord to Tenant, or (d) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease, or (e) any dealings or transactions or matter or thing occurring between Landlord and Tenant, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant, whether or not notice thereof is given to Guarantor. Guarantor expressly waives the right to require Landlord to take action against Tenant as provided for in Official Code of Georgia Annotated Section 10-7-24 (Michie 1981, as amended or hereafter amended).

         Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Landlord shall not be required to litigate or otherwise dispute its obligations to make such repayments if it in good faith believes that such obligation exists.

         No delay on the part of Landlord in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Landlord; nor shall any such waiver be applicable except in the specific instance for which given.

         All of Landlord's rights and remedies under the Lease and under this Guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

         Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Landlord or perform or fulfill any term, covenant or condition hereunder on account of the liability of Guarantor hereunder, Guarantor will notify Landlord in writing that such payment or performance, as the case may be, is for such purpose. No such payment or performance by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise to the rights of Landlord to any payment by Tenant or out of the property of Tenant, except after payment of all sums or fulfillment of all covenants, terms, conditions or agreements to be paid or performed by Tenant.

         Guarantor agrees that it will, at any time and from time to time, within ten (10) business days following written request by Landlord, execute, acknowledge and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have


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

been modifications, that the same is in full force and effect as modified and stating such modification). Guarantor agrees that such certificate may be relied on by anyone holding or proposing to acquire any interest in the Building (as defined in the Lease) from or through Landlord or by any mortgagee (as defined in the Lease) or prospective mortgagee or lessor of the Building or of any interest therein.

         Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of Georgia. Guarantor hereby submits to the non-exclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Guaranty, and Guarantor hereby waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Guaranty.

         IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty this 28th day of October, 2005.


                                                 GUARANTOR(S):

                                                 PREMIERE GLOBAL SERVICES, INC.
Signed, sealed and delivered
in the presence of:

/s/ Janine K. Seebeck                      By:   /s/ Jeffrey A. Allred   (SEAL)
---------------------                            -------------------------------
Witness                                          Its: PRESIDENT
                                                      --------------------------

                                           Attest:  /s/ L. Scott Askins
                                                    ----------------------------
/s/ Anne E. Jacobs                               Its:  Svp - Legal and Secretary
------------------                                    --------------------------
Notary Public                                               (CORPORATE SEAL)

My Commission Expires: May 16, 2006        Address:

__________________________________         3399 Peachtree Rd NE
(NOTARIAL SEAL)                            Suite 700
                                           Atlanta, GA 30326

                                           Social Security Number or
                                           Federal Identification Number:

                                           59-0374176


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